SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  June 28, 2001



                           MICROCAP LIQUIDATING TRUST
                     (Successor to The MicroCap Fund, Inc.)
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              (Exact name of registrant as specified in its charter)


New York                                                              13-7110611
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(State or other jurisdiction of            (I.R.S. Employer Identification No.)
incorporation or organization)


c/o Raymond S. Troubh
Ten Rockefeller Plaza, Suite 712
New York, New York                                                     10020
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Address of principal executive offices                               (Zip Code)


Registrant's telephone number, including area code:  (800) 821-0905

                           MICROCAP LIQUIDATING TRUST
                      (SUCCESSOR TO THE MICROCAP FUND, INC.)


Item 5.  Other Information

On June 28, 2001, the MicroCap Liquidating Trust (the "Registrant") sold its investment in First Colony Coffee and Tea Company for $100,000, compared to the $1,937,500 cost of this investment.

The sale of the Trust's investment in First Colony completes the liquidation of the Trust's investment portfolio and will enable the Trust to consider the timing and amount of the final liquidating distribution to unit holders. Raymond
S. Troubh, the trustee of the Trust, expects to announce the final distribution and termination of the Trust shortly.






                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


MICROCAP LIQUIDATING TRUST


              /s/    Raymond S. Troubh
              ----------------------------------------------------
              Raymond S. Troubh
              Trustee



Date:   June 29, 2001